Equity in Broker Trading Account	12 Months Ended
Dec. 31, 2012
Equity in Broker Trading Account [Abstract]
Equity in Broker Trading Account

Note 4. Equity in Broker Trading Account

Cash and financial instruments held at the Company’s clearing brokers collateralize amounts due to the clearing brokers, if any, and may serve to satisfy regulatory or clearing broker margin requirements. The Company earns interest on its assets deposited with the brokers. At December 31, 2012 and 2011, the following amounts of cash were held at the clearing brokers to satisfy margin requirements.

	December 31, 2012	December 31, 2011
Total Index Series	$17,224,591	$23,495,853
Agricultural Sector Series	780,902	871,324